Exhibit 99.1

2013 INVESTOR MEETING

page 2 Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 as well as in our Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES

TE BRAND VIDEO www.everyconnectioncounts.com page 3

THE WORLD LEADER ENABLING CONNECTIVITY page 4 billion connectivity market ~$100 billion In sales $13.3 14% adjusted operating margin 10% adjusted net income margin billion free cash flow $1.5 CONSUMER NETWORKS INDUSTRIAL TRANSPORTATION Figures represent FY13 results. Adjusted Operating Margin, Adjusted Net Income, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

AGENDA Tom Lynch Chairman and CEO Accelerating Sales & Earning Growth Terrence Curtin President, Industrial Solutions Solutions for Harsh Environments James O’Toole President, Consumer Solutions Building Momentum in Consumer Solutions Tom Lynch Chairman and CEO Capitalizing on the Broadband Revolution Steve Merkt President, Transportation Solutions Extending Our Lead in Transportation Bob Hau CFO Accelerating Shareholder Value Creation Tom Lynch Chairman and CEO Summary and Q&A page 5 page 6 UNMATCHED CONNECTIVITY PORTFOLIO Fiber Optics Relays #1 Connectors Antennas Sealing & Protecting Sensors Precision Wires & Cables Harsh Environments #1 #1 Top 5 Top 5 Top 10 #1 Top 3

CONSISTENT EXECUTION OF OUR STRATEGY page 7 Positioning TE for consistent double-digit earnings growth Portfolio focus Harsh environments Invest in innovation Leadership in China Vertical markets Driving operational excellence through TEOA Balanced footprint Consistent dividend growth and balanced use of capital

FOCUSED CONNECTIVITY PORTFOLIO $3.1B $3.0B $1.7B Automotive Industrial Transportation Aerospace & Defense Oil & Gas Industrial Equipment Energy Telecom Enterprise DataComm Subcom Appliances Consumer Devices Circuit Protection $5.5B Positioned for Consistent Double-Digit Earnings Growth page 8 CONSUMER SOLUTIONS NETWORK SOLUTIONS INDUSTRIAL SOLUTIONS TRANSPORTATION SOLUTIONS Figures represent FY13 sales

GLOBAL SCALE AND STRENGTH $4.4B AMERICAS CHINA ASIA EMEA (excluding China) $2.2B $2.3B $4.4B 10 design centers 38 mfg. sites 2,375 engineers 3 design centers 16 mfg. sites 1,880 engineers 3 design centers 12 mfg. sites 950 engineers 5 design centers 33 mfg. sites 1,700 engineers page 9 $ reflect FY13 sales

INVESTING IN INNOVATION page 10 engineers ~7,000 patents 18,000+ $675 million RD&E investment in FY13 (5% of revenue) three consecutive years(1) Top 100 Global Innovator Leading the industry in innovation (1) Source: Thomson Reuters

Extraordinary customer experience NPS doubled in 5 years Quality improved by 30% On-time delivery near 90% Highly-engaged employees Safety Empowerment Accelerating productivity improvement 15% adj. operating margins expected at $14 billion in sales DRIVING OPERATIONAL EXCELLENCE THROUGH TEOA page 11

CONSISTENT DIVIDEND GROWTH AND BALANCED USE OF CAPITAL Dividends per Share page 12 $0.64 $0.68 Share Repurchases $3.8 billion Acquisitions $3.4 billion Dividends $1.9 billion Expect to return ~2/3 of free cash flow to shareholders

POSITIONED TO ACCELERATE GROWTH billion $0.7 Very strong position in a market with attractive growth drivers Strong position in a recovering market with GDP-plus growth potential Well positioned in a cyclical, but improving market Strong in Appliances Selective in Consumer Devices CONSUMER SOLUTIONS NETWORK SOLUTIONS INDUSTRIAL SOLUTIONS TRANSPORTATION SOLUTIONS page 13 6 – 8% 4 – 6% 4 – 7% 3 – 5% Long-term growth rate Expect to deliver long-term organic growth of 5 – 7% Organic Sales Growth is a non-GAAP measure; see Appendix for description.

INDUSTRIAL SOLUTIONS TERRENCE CURTIN

page 15 INDUSTRIAL SOLUTIONS billion In sales in FY13 $3 billion Market $35 Energy Industrial Equipment Where failure is not an option Aerospace, Defense, Oil & Gas 34% 39% 27% 4-6% ~9% TE MARKET SHARE Key Trends Urbanization Green Connected Safe LONG-TERM GROWTH RATE

page 16 ATTRACTIVE MARKET CHARACTERISTICS Urbanization, safe, green and connected trends driving growth Leader in diverse harsh environment applications Globally-positioned FY13 sales of $0.5 billion in emerging markets Deep channel network Focused to grow faster than the market Bolt-on M&A is a priority Improved position with operating margins at 10% Figures shown for FY13

AEROSPACE, DEFENSE, OIL & GAS page 17 Market leader in Aerospace & Defense Innovations that reduce weight, increase power, bandwidth and speed Strengthened position with DEUTSCH Most complete range of products Expand in high-growth offshore Oil & Gas markets TE MARKET SHARE 17% Commercial Air Oil & Gas Defense 38% 45% 17% billion In sales in FY13 $1.0 billion Market $6

High Performance Wire and Protection page 18 INNOVATIONS DRIVING GROWTH Most complete range of connectivity products Relay and Power Solutions Interconnect Integrated and Composite Solutions

INDUSTRIAL EQUIPMENT page 19 Leading position as supplier to over 90% of large Industrial OEMs Increased global factory automation is driving more electronic content Urbanization of emerging markets Deep and broad channel network Leveraging our strong position in developing countries TE MARKET SHARE 8% billion In sales in FY13 $1.2 billion Market $16 Automation & Control 48% Intelligent Buildings 25% Medical 20% Rail 7%

page 20 INNOVATIONS DRIVING GROWTH Broad range of connectivity solutions Relays Cable Assemblies Integrated Solutions Interconnect

ENERGY page 21 Leading supplier to >90% of major global energy utilities Presence in almost every country Strong growth drivers Urbanization Alternative energy – emerging markets Aging infrastructure – developed markets Investment in ultra-high voltage to connect renewables and cater to increased power needs TE MARKET SHARE 6% billion In sales in FY13 $0.8 billion Market $13 Generation Transmission Distribution Industrial

page 22 INNOVATIONS DRIVING GROWTH Full range of solutions for medium to ultra-high voltages Connectors & Fittings Cable Accessories Insulators Surge Arresters

page 23 SUMMARY End markets have stabilized and are beginning to recover Vertical market focus beginning to show benefits We expect to grow 1.5x to 2x GDP Strong geographic position Deep channel network Innovation investments leveraged for high-growth markets Bolt-on acquisitions to further strengthen our position

CONSUMER SOLUTIONS JAMES O’TOOLE

page 25 CONSUMER SOLUTIONS billion In sales in FY13 $1.7 billion Market $19 TE MARKET SHARE 9% Appliances 41% Circuit Protection 14% Consumer Devices 45% LONG-TERM GROWTH RATE 3-5%

page 26 TRANSFORMING THE BUSINESS Rebuilt management team Headquartered businesses in China Focused the product portfolio Organized in vertical markets Strengthening customer strategy & relationships Investing in next generation technology leadership Aggressive cost reductions and implementation of TEOA Improved adjusted operating margins to 10% Connectors Antennas Cables Circuit Protection

APPLIANCES page 27 Deep relationships with all major OEMs in every region Most complete range of products Innovations that improve safety, connectivity and customer supply chains Operational excellence billion In sales in FY13 $0.7 billion Market $3 22% TE MARKET SHARE #1

CONSUMER DEVICES Building momentum with market leaders Grow share in tablets and smartphones Broaden product wins with Chinese OEMs Focus product portfolio Leverage TE’s broad technology base Aggressive cost reductions and implementation of TEOA page 28 billion In sales in FY13 $0.8 billion Market $15 TE MARKET SHARE 5% 37% tablet and smartphone 37% PC and feature phone 26% other

Leader in portable battery protection Expanding into higher power solutions New products driving growth Increasing our position in automotive and industrial markets Increasing share with Chinese OEMs page 29 CIRCUIT PROTECTION billion In sales in FY13 $0.2 billion Market $0.5 45% TE MARKET SHARE #1 page 30 SUMMARY Headquartered in the right place Manufacturing in the right place Building momentum with key customers Strengthening position in Korea and China Product momentum focused in the right place Expect to grow 3-5% over the long term

Break

NETWORK SOLUTIONS TOM LYNCH

page 33 LARGE MARKET POISED FOR GROWTH 13% TE MARKET SHARE Market LONG-TERM GROWTH RATE billion In sales in FY13 $3.1 billion $23 Telecom 42% DataComm 25% Enterprise 20% 4-7% Subcom 13%

Connected devices increasing EXPONENTIALLY INFORMATION ANYWHERE, ANYTIME MILLIONS OF HOMES Governments are investing in broadband infrastructure, connecting VIDEO ON DEMAND Traffic increase by 2017 3X NEW PLAYERS Driving investment in higher-speed networks page 34

THE FIBER NETWORK IS KEY page 35 FIBER to the TOWER FIBER to the BUSINESS and in the OFFICE FIBER in the DATA CENTER FIBER to the NODE FIBER to SMALL CELLS FIBER to the HOME

WWW.TEFIBEROPTICS.COM

Subcom INNOVATIONS DRIVING GROWTH Most complete range of connectivity products World Record Undersea Networks High-Speed Networking Reducing Network Operating Costs Reducing Installation Time page 37

TELECOM NETWORKS page 38 Leader with every major carrier Most complete connectivity portfolio Strong global presence ADC acquisition fully integrated Markets starting to recover billion In sales in FY13 $1.3 billion Market $8 TE MARKET SHARE 16%

ENTERPRISE NETWORKS page 39 $0.6 Complete copper & fiber product range Strong global footprint Leveraging our Telecom and Data Center capability Data center market accelerating LAN market slowly recovering billion $6 Market TE MARKET SHARE 10% billion In sales in FY13

DATA COMMUNICATIONS page 40 Investing for high-speed leadership First to market with 25G Leveraging TE’s strength in China Aggressively pruning low-end products Making progress with the turnaround billion Market $8 In sales in FY13 billion $0.8 TE MARKET SHARE 10%

SUBSEA COMMUNICATIONS page 41 30+ years of fiber transmission leadership >$2 billion of awarded contracts Expanding into adjacent markets Oil & Gas Scientific Lean business with significant operating leverage In sales in FY13 billion $0.4 billion Market $1 TE MARKET SHARE 40%+ Systems 35% Upgrades 35% Maintenance 20% Other 10%

World’s leading fiber connectivity product portfolio Telecom demand improving Subcom project activity increasing Aggressive cost reductions and TEOA provide strong operating leverage page 42 Expect to grow 4 - 7% in the long term SUMMARY

TRANSPORTATION SOLUTIONS STEVE MERKT

page 44 TRANSPORTATION SOLUTIONS #1 billion In sales in FY13 $5.5 billion Market $17 TE MARKET SHARE IN CONNECTORS 40% LONG-TERM GROWTH RATE 6-8% AUTOMOTIVE AND INDUSTRIAL TRANSPORTATION LEADER

page 45 A STRONG ATTRACTIVE MARKET Improved position with operating margins at 10% 3% CAGR In millions 1997 2015 2018 2007 2012 Vehicle Production per year 4-6% Production growth expected 3-4% More electronics driving content growth at Broad-based global product growth with expanded content

STRENGTH IN EVERY KEY MARKET page 46 Engineers ~2,400 In all major Automotive markets #1 Top supplier to all OEMs North America #1 EMEA #1 Korea #1 Japan #1 China #1 designing and manufacturing close to our customers EMEA #1 Korea #1 North America #1 Japan #1 China #1 South #1 America FY13 Global Production Data

ELECTRONIC CONTENT ACCELERATING

1980's
Electronic Gear Control
Climate-Control
ASC Anti Slip Control
ABS Anti-Lock Braking System
Telephone
Seat Heating Control
Automatic Mirror Control

1990's
Airbags
Navigation System
CD-changer
Xenon Light
Telematics
RDS/TMC
Distributed Bus Systems
ACC Active Cruise Control
DSC Dynamic Stability Control
Adaptive Gear Control
Roll- / (yaw-) Stabilization
Emergency Call
Adaptive Ride & Handling
Damping Control

2000's
ACC Stop&Go
Brake Force Display
Adaptive Lights
Night Vision
Energy Management
Adv. Telematics & Online
GPRS, UMTS
Online Services
Blue Tooth
Car Office
Integrated Safety Systems
Brake-by-Wire
Steer-by-Wire
HMI/i-Drive
Electrical Drive
Lane Keeping Parking Assist
Personalization
SW-Update

2010 & Beyond
Autonomous Driving
48V Architecture
Micromobility
Wireless Device Charging
Wireless Vehicle Charging
Data Cloud Management
Rolling Wi-Fi Hotspots
Data Connect (tethered / untethered)
Mobile Multimedia
Connectorized Device Control
Pedestrian Protection
Throttle-By-Wire
360 Sensing
Full Electric Vehicles
Car-to-Car Communications
Tailored Interior / Exterior Lighting
Car-to-Infrastructure Communications
Smart Charging
Consumer Device Integration
Wireless Connectivity
Connectorized Sensor Interface Management
Zero Emission Vehicles
Cameras as Sensors
Vehicle-to-Home/Office Integration
En Route Diagnostics & Repair
Smart Infrastructures
Connectorized Circuit Protection

page 47

Sensors SIGNIFICANT OPPORTUNITY FOR ACCELERATED GROWTH 2012: $2B 2020: $2.5B 2012: $200M 2020: $600M 2012: $600M 2020: $1.4B 2012: $600M 2020: $2B 2012: $2B 2020: $5B 2012: $1.8B 2020: $2.4B 2012: $10B 2020: $15B page 48 Alternative Power Systems Infotainment Antennas Relays Connectors Cable Assembly Systems Lighting EMERGING OPPORTUNITY

page 49 INNOVATION LEADERSHIP Higher voltage Lighter weight Aluminum Miniaturization Sensors Integrated solutions Wireless connectivity

HYBRID & ELECTRIC VEHICLES page 50 greater TE content per vehicle 2x billion Increase in customers with TE’s global reach and best-in-class products 3x Distribution Industrial 2.2 2013 2020 Production in millions of units 10.7

INDUSTRIAL TRANSPORTATION page 51 billion In sales in FY13 $0.7 billion Market $1.5 TE MARKET SHARE 50% Heavy Truck 47% Agriculture 11% RV, 2-wheeler 19% Construction 23% DEUTSCH acquisition Doubled our business Strengthened position Unmatched end-to-end product line Leading solutions for harsh environments Adoption of new emission standards accelerating growth page 52 SUMMARY Capitalize on our leadership position to drive 6 – 8% growth DEUTSCH acquisition exceeding expectations Expanding our solution offerings Aggressively investing in emerging markets Bolt-on acquisitions to further strengthen our position

BOB HAU FINANCIAL OVERVIEW

Transportation - Up mid-to-high single digits Industrial - Up mid-single digits Networks - About flat Consumer - Up low-single digits Strong results in Transportation Industrial & Telecom improving Free Cash Flow of $1.5 billion Returned to sales growth in Q4 vs. prior year FY13 FY14 SALES (in millions) $13,280 $13,650 to $14,150 Growth vs. Prior Year flat 3% to 7% ADJUSTED EPS $3.23 $3.50 to $3.80 Growth vs. Prior year 13% 8% to 18% page 54 FY2014 OUTLOOK Adjusted Earnings Per Share (EPS) and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. FY13 Highlights FY14 Guidance page 55 TE FINANCIAL OBJECTIVES LONG TERM ORGANIC SALES GROWTH OF 5 – 7% DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION

page 56 TE FINANCIAL OBJECTIVES DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION Growth drivers in our markets: Safe, green and connected Increasing electronic content Additional growth opportunities via bolt-on M&A LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

POSITIONED TO ACCELERATE GROWTH billion $0.7 Very strong position in a market with attractive growth drivers Strong position in a recovering market with GDP-plus growth potential Well positioned in a cyclical, but improving market Strong in Appliances Selective in Consumer Devices CONSUMER SOLUTIONS NETWORK SOLUTIONS INDUSTRIAL SOLUTIONS TRANSPORTATION SOLUTIONS page 57 6 – 8% 4 – 6% 4 – 7% 3 – 5% Long-term growth rate Expect to deliver long-term organic growth of 5 – 7% Organic Sales Growth is a non-GAAP measure; see Appendix for description.

page 58 TE FINANCIAL OBJECTIVES DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION Improve adjusted operating margin to 15%+ Drive productivity improvement through TE Operating Advantage (TEOA) LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

FINANCIAL PERFORMANCE DOUBLE-DIGIT EPS GROWTH & STRONG CASH GENERATION Adj. Gross Margin up 250 basis points from FY12 to FY14 Adj. Operating Margin on track for >15% Strong and consistent free cash flow 13% Adj. EPS Growth in FY13 and FY14 FY12 FY13 FY14 Guidance Mid-Point Target Model Organic Sales Growth -3% -1% 5% 5-7% Adj. Gross Margin % 31.0% 32.6% ~33.5% >34% Adj. Operating Margin 13.2% 14.2% 15.0% >15% Adj. EPS $2.86 $3.23 $3.65 Double-Digit Growth Free Cash Flow (in billions) $1.4 $1.5 ~Net Income ~Net Income Return on Invested Capital 15.7% 15.6% ~17% >18% page 59 Adjusted Gross Margin, Adjusted Operating Margin, and Return on Invested Capital (ROIC) are non-GAAP measures; see Appendix for description and reconciliation.

IMPROVING GROSS MARGINS >34% ADJ. GROSS MARGIN TARGET VIA VOLUME AND PRODUCTIVITY Material reduced by 200 basis points as a percent of sales: TEOA tools/processes Higher level of local sourcing Design changes allow reduced metals usage Holding labor and overhead ratios flat despite double-digit emerging market wage inflation TEOA tools and processes Improved footprint page 60

15%+ OPERATING MARGINS EXPECT 15% ADJ. OPERATING MARGIN AT FY14 GUIDANCE MID-POINT $13.3B $13.3B $13.9B >$14B Sales page 61 FY12 FY13 FY14 Guidance Mid-Point Target

TE FINANCIAL OBJECTIVES DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION page 62 History of strong free cash flow generation Provides opportunities for strategic investments LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

STRONG CASH GENERATION Free Cash Flow and % of Adj. Net Income Working capital is ~20% of sales Capital expenditures expected at 4% to 5% of sales Expect mid-teens cash tax rate as a result of utilizing net operating losses 117% 110% 103% page 63 (1) (1) Based on 52 week adjusted net income. Adjusted Net Income is a non-GAAP measure; see Appendix for description and reconciliation. $ in billions Free cash flow generation approximates net income

TE FINANCIAL OBJECTIVES DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION page 64 Return ~2/3 of capital to shareholders Improve ROIC to >18% LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

Expect to grow dividends in line with earnings Expect to grow dividends in line with earnings $1.9 billion in dividends paid to shareholders since FY08 Dividend payout ratio target of 25-35% Dividends per Share TRACK RECORD OF INCREASING DIVIDENDS $.0.64 $0.68 13% CAGR page 65 $0.64

CAPITAL DEPLOYMENT Cash generated since separation Over $8 billion free cash flow $1.7 billion from divestitures Debt Levels are appropriate for targeted credit rating Since FY08, ~$800 million used for net debt reduction and legacy liability payments Philosophy on uses of cash Expect ~2/3 return to shareholders through dividends and repurchases Dividend payout of 25-35% Ability to fund strategic acquisitions Major Capital Deployment FY08 through FY13 Share Repurchases $3.8 billion Acquisitions $3.4 billion Dividends $1.9 billion page 66 page 67 TE FINANCIAL OBJECTIVES DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

Double- digit >18% ~100% CLEAR FINANCIAL OBJECTIVES Double-digit page 68 Organic Sales Growth Adj. EPS Growth Dividend Growth ROIC Free Cash Conversion 5-7% Double-digit Double-digit >18% ~100% Increasing shareholder value

MULTIPLE LEVERS TO DRIVE STRONG PERFORMANCE Portfolio with attractive growth drivers Unmatched product range Strong geographic presence TEOA Attractive tax position Strong cash flow generation for M&A and capital returns page 69 DOUBLE-DIGIT EARNINGS GROWTH FREE CASH FLOW APPROXIMATES NET INCOME BALANCED CAPITAL ALLOCATION LONG TERM ORGANIC SALES GROWTH OF 5 – 7%

Questions & Answers

APPENDIX

page 72 “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles NON-GAAP MEASURES

We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. page 73 NON-GAAP MEASURES

“Free Cash Flow” (FCF) is a useful measure of our ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. FCF is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. They are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should also consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 74 NON-GAAP MEASURES

RECONCILIATION OF NET SALES GROWTH – FY13 VS. FY12

	Change in Net Sales for the Year Ended September 27, 2013 versus Net Sales for the Year Ended September 28, 2012						Percentage of Segment's Total Net Sales for the Year Ended September 27, 2013
	Organic [1]		Translation [2]	Acquisition/ Divestiture	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 251	4.9 %	$ (54)	$ 160	$ 357	7.0 %	100 %
Total	251	4.9	(54)	160	357	7.0	100 %
Network Solutions [3]:							
Telecom Networks	(29)	(2.2)	(4)	-	(33)	(2.5)	42
Data Communications	(55)	(6.3)	(3)	(36)	(94)	(10.8)	25
Enterprise Networks	(25)	(3.9)	(9)	-	(34)	(5.2)	20
Subsea Communications	(83)	(17.3)	-	-	(83)	(17.3)	13
Total	(192)	(5.8)	(16)	(36)	(244)	(7.4)	100 %
Industrial Solutions [3]:							
Industrial	(98)	(7.7)	(15)	-	(113)	(8.8)	39
Aerospace, Defense, and Marine	12	1.4	(2)	160	170	19.6	34
Energy	(36)	(4.3)	(1)	-	(37)	(4.4)	27
Total	(122)	(4.1)	(18)	160	20	0.7	100 %
Consumer Solutions [3]:							
Consumer Devices	(86)	(7.6)	(22)	-	(108)	(9.7)	59
Appliances	(22)	(3.0)	(5)	-	(27)	(3.7)	41
Total	(108)	(5.8)	(27)	-	(135)	(7.3)	100 %
Total	$ (171)	(1.3) %	$ (115)	$ 284	$ (2)	- %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

page 75

RECONCILIATION OF NET SALES GROWTH – FY12 VS. FY11

	Change in Net Sales for the Year Ended September 28, 2012 versus Net Sales for the Year Ended September 30, 2011							Percentage of Segment's Total Net Sales for the Year Ended September 28, 2012
	Organic [1]		Translation [2]	Impact of 53rd Week [3]	Acquisitions	Total		
				($ in millions)				
Transportation Solutions [4]:								
Automotive	$ 325	6.6 %	$ (181)	$ (102)	$ 174	$ 216	4.4 %	100 %
Total	325	6.6	(181)	(102)	174	216	4.4	100 %
Network Solutions [4]:								
Telecom Networks	(109)	(7.9)	(33)	(34)	117	(59)	(4.3)	40
Data Communications	(173)	(16.1)	(5)	(16)	-	(194)	(18.2)	26
Enterprise Networks	-	-	(30)	(15)	37	(8)	(1.2)	20
Subsea Communications	(92)	(15.8)	2	(10)	-	(100)	(17.2)	14
Total	(374)	(10.2)	(66)	(75)	154	(361)	(9.8)	100 %
Industrial Solutions [4]:								
Industrial	(236)	(15.1)	(21)	(29)	-	(286)	(18.2)	43
Aerospace, Defense, and Marine	41	5.7	(17)	(10)	153	167	23.8	29
Energy	14	1.5	(38)	(14)	-	(38)	(4.4)	28
Total	(181)	(5.8)	(76)	(53)	153	(157)	(5.0)	100 %
Consumer Solutions [4]:								
Consumer Devices	(75)	(6.2)	1	(23)	-	(97)	(8.0)	60
Appliances	(67)	(8.2)	(16)	(14)	-	(97)	(11.6)	40
Total	(142)	(7.0)	(15)	(37)	-	(194)	(9.5)	100 %
Total	$ (372)	(2.7) %	$ (338)	$ (267)	$ 481	$ (496)	(3.6) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, the impact of changes in foreign currency exchange rates, and the impact of an additional week in the fourth quarter of fiscal 2011. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

page 76

RECONCILIATION OF NON-GAAP

Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013

	U.S. GAAP	Adjustments: Acquisition Related Charges	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [1]	Adjusted (Non-GAAP) [2]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 972	$ 7	$ 38	$ -	$ 1,017
Network Solutions	136	-	125	-	261
Industrial Solutions	359	7	62	-	428
Consumer Solutions	89	-	86	-	175
Total	$ 1,556	$ 14	$ 311	$ -	$ 1,881
Operating Margin	11.7%				14.2%
Other Income (Expense), Net	$ (183)	$ -	$ -	$ 213	$ 30
Income Tax (Expense) Benefit	$ 29	$ (5)	$ (90)	$ (354)	$ (420)
Effective Tax Rate	(2.3)%				23.5%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,276	$ 9	$ 221	$ (141)	$ 1,365
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 3.02	$ 0.02	$ 0.52	$ (0.33)	$ 3.23

[1] Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

[2] See description of non-GAAP measures contained in this appendix.

page 77

RECONCILIATION OF NON-GAAP

Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2012

	U.S. GAAP	Adjustments: Acquisition Related Charges [1]	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [3]
		($ in millions, except per share data)			
Operating Income:					
Transportation Solutions	$ 754	$ 67	$ 9	$ -	$ 830
Network Solutions	247	-	59	-	306
Industrial Solutions	378	49	23	-	450
Consumer Solutions	139	-	23	-	162
Total	$ 1,518	$ 116	$ 114	$ -	$ 1,748
Operating Margin	11.4%				13.2%
Other Income, Net	$ 50	$ -	$ -	$ (17)	$ 33
Income Tax Expense	$ (249)	$ (24)	$ (33)	$ (90)	$ (396)
Effective Tax Rate	17.6%				24.3%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,163	$ 92	$ 81	$ (107)	$ 1,229
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 2.70	$ 0.21	$ 0.19	$ (0.25)	$ 2.86

[1] Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges.

[2] Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S. tax rate changes.

[3] See description of non-GAAP measures contained in this appendix.

page 78

page 79 RECONCILIATION OF NON-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 729 $ - $ (13) $ - $ 716 $ Network Solutions 300 138 10 - 448 Industrial Solutions 477 - 24 - 501 Consumer Solutions 181 - 35 - 216 Total 1,687 $ 138 $ 56 $ - $ 1,881 $ Operating Margin 12.2% 13.7% Other Income, Net 27 $ - $ - $ 14 $ 41 $ Income Tax Expense (347) $ (35) $ (18) $ (35) $ (435) $ Effective Tax Rate 22.0% 24.4% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,223 $ 103 $ 38 $ (21) $ 1,343 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ Adjustments (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

page 80 RECONCILIATION OF GROSS MARGIN AND GROSS MARGIN PERCENTAGE For the Years Ended September 27, September 28, 2013 2012 ($ in millions) Net sales 13,280 $ 13,282 $ Cost of sales 8,951 9,236 Gross margin 4,329 4,046 Gross margin percentage 32.6% 30.5% Acquisition Related Charges - 75 Adjusted gross margin (1) 4,329 $ 4,121 $ Adjusted gross margin percentage (1) 32.6% 31.0% (1) See description of non-GAAP measures contained in this appendix.

page 81 RECONCILIATION OF FREE CASH FLOW For the Years Ended September 27, September 28, September 30, September 24, September 25, September 26, 2013 2012 2011 2010 2009 2008 (in millions) Reconciliation of Free Cash Flow: Net cash provided by continuing operating activities 2,048 $ 1,888 $ 1,722 $ 1,603 $ 1,378 $ 922 $ Capital expenditures, net (576) (510) (509) (364) (315) (568) Pre-separation tax payments, net 28 19 129 - - - Pre-separation litigation payments, net - - - 25 102 - Payments related to accrued interest on debt assumed in the acquisition of Deutsch - 17 - - - - Payments to settle acquisition-related foreign currency derivative contracts - 20 - - - - Voluntary Pension Contributions - - - 69 61 - Class Action Settlement - - - - - 936 Free Cash Flow (1) 1,500 $ 1,434 $ 1,342 $ 1,333 $ 1,226 $ 1,290 $ (1) See description of non-GAAP measures contained in this appendix.

page 82 CALCULATION OF RETURN ON INVESTED CAPITAL For the Years Ended September 27, September 28, 2013 2012 ($ in millions) Adjusted Operating Income (1) $ 1,881 $ 1,748 Income Taxes Paid, Net of Refunds (312) (290) 1,569 1,458 Average Invested Capital $ 10,048 $ 9,302 Return on Invested Capital (ROIC) 15.6% 15.7% (1) See description of non-GAAP measures contained in this appendix.

page 83 RECONCILIATION OF NON-GAAP Financial Measures to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (4) (Non-GAAP) (5) Operating Income 1,687 $ 138 $ 56 $ - $ 1,881 $ (52) $ 1,829 $ Operating Margin 12.2% 13.7% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ (0.08) $ 2.95 $ (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (3) See description of non-GAAP measures contained in this appendix. (4) Estimated impact of the 53rd week using an average weekly sales figure for the last month of the fiscal year. (5) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. For the Year Ended September 30, 2011 Adjustments ($ in millions, except per share data)